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                                                                    Exhibit 10.2


                             INTERCOMPANY AGREEMENT

         This INTERCOMPANY AGREEMENT made as of this 1st day of January, 1998, by and among Local Fiber, LLC, a New York limited liability company (the "Company"), and FiberNet Telecom, Inc., a Delaware corporation (the "Parent") and FiberNet Telecom Group, Inc., a Nevada corporation ("FiberNet Group").

         WHEREAS, the Company is a subsidiary of Parent and an indirect subsidiary of FiberNet Group;

         WHEREAS, the Company and Parent desire to enter into this Agreement to set forth their agreements regarding the Parent's provision of management and related services to the Company;

         WHEREAS, that in order to enable the Company to carry on the operations of the business, FiberNet Group desires to make periodic capital contributions to the Company.

         In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. TERM. Parent shall provide management and related services to the Company and FiberNet Group shall make capital contributions to the Company until such time as the parties mutually determine to terminate this Agreement.

         2. DUTIES OF PARENT. During the term of this Agreement, Parent agrees, among other things, to (i) provide the Company with financial, technical, and operational advice in connection with the operation of the business, including, without limitation, advice relating to maintenance, engineering and construction of each of the Systems and (ii) assist the Company in any capacity necessary to operate and manage the business.

         3. COMPENSATION OF PARENT. For its services pursuant to this Agreement, Parent shall be reimbursed for any and all costs and expenses incurred in connection with managing the day-to-day operations of the Company, including, without limitation, the allocable portion of salaries of the Parent's employees, office expenses, premium payments for insurance. Parent shall prepare a monthly report itemizing in detail any and all expenses incurred in such month and Company shall promptly pay such amount in full within ten (10) days of receipt of such report. The Company is required to pay only the
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portion of the costs which were incurred by Parent in connection with managing the Company's business.

         4. CAPITAL CONTRIBUTION BY FIBERNET GROUP. FiberNet Group agrees to provide periodic capital contributions to the Company from time to time and in such amounts as necessary for the Company to carry on the operations of the business.

         5. NON-ASSIGNABILITY OF AGREEMENT. The Company shall not have the right to assign this Agreement, other than to a successor of the Company or as otherwise permitted herein. No assignment of this Agreement shall be made by Parent or FiberNet Group, unless it is assigned to an affiliate or successor of Parent or FiberNet Group.

         6. ENTIRE AGREEMENT. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be modified or amended, except by a written instrument executed by each of the parties hereto designating specifically the terms and provisions so modified and amended.

         7. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of the Company, Parent and FiberNet Group.

         8. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

                           [Intentionally Left Blank]
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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first set forth above.

                                            LOCAL FIBER, L.L.C.


                                            By: /s/ John J. Marchaesi
                                                -------------------------------
                                                Name: John J. Marchaesi
                                                Title: Sr. VP Finance


                                            FIBERNET TELECOM, INC.


                                            By: /s/ Frank Chiaino
                                                -------------------------------
                                                Name: Frank Chiaino
                                                Title:   President

                                            FIBERNET TELECOM GROUP, INC.


                                            By: /s/ Frank Chiaino
                                                -------------------------------
                                                Name: Frank Chiaino
                                                Title:   President